UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 8, 2010
WESTERN LIBERTY BANCORP
(Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120

(State or other jurisdiction of	(Registration Number)	(IRS Employer Identification No.)
incorporation)

1370 Avenue of the Americas, 28th Floor,
New York, New York, 10019	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 445-7800
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement
Employment Agreement with William E. Martin
     On February 8, 2010, Western Liberty Bancorp (“WLB”) entered into an amended and restated employment agreement with William E. Martin (the “Martin Employment Agreement”). In connection therewith, WLB has waived the requirement in the Martin Employment Agreement that Mr. Martin’s restricted stock grant be subject to stockholder approval. A copy of the Martin Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated by reference into this Current Report on Form 8-K.
Employment Agreement with John S. Gaynor
     On February 8, 2010, WLB entered into an amended and restated employment agreement with John S. Gaynor (the “Gaynor Employment Agreement”). In connection therewith, WLB has waived the requirement in the Gaynor Employment Agreement that Mr. Gaynor’s restricted stock grant be subject to stockholder approval. A copy of the Gaynor Employment Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference into this Current Report on Form 8-K.
     The Martin Employment Agreement and the Gaynor Employment Agreement each amend and restate in their entirety those certain Employment Agreements, each dated as of November 6, 2009, between WLB and each of Mr. Martin and Mr. Gaynor, which appear as Exhibits 10.2 and 10.3, respectively, to WLB’s Current Report on Form 8-K previously filed with Securities and Exchange Commission on November 9, 2009. The foregoing summaries of the Martin Employment Agreement and the Gaynor Employment Agreement and the transactions contemplated thereby do not purport to be complete and are subject to, and are qualified in their entirety by, the Martin Employment Agreement and the Gaynor Employment Agreement.
Forward-Looking Statements
     This report, and the information incorporated by reference in it, includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.
     The forward-looking statements contained or incorporated by reference in this report are based on current expectations and beliefs concerning future developments and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments affecting WLB will be those that are anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond WLB’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors” filed in WLB’s Annual Report on Form 10-K for the year ended December 31, 2009 and registration statement on Form S-4, and related prospectus, in each case, filed with the SEC on February 8, 2010. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. WLB undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.
Item 9.01. Financial Statements and Exhibits
10.1 Amended and Restated Employment Agreement, dated as of February 8, 2010, by and between Western Liberty Bancorp and William E. Martin
10.2 Amended and Restated Employment Agreement, dated as of February 8, 2010, by and between Western Liberty Bancorp and John S. Gaynor

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN LIBERTY BANCORP
Date: February 8, 2010	By:	/s/ Jason N. Ader
		Name:	Jason N. Ader
		Title:	Chief Executive Officer